Exhibit 10.15

CERTAIN MATERIAL (INDICATED BY AN ASTERISK) HAS BEEN OMITTED FROM THIS DOCUMENT PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT. THE OMITTED MATERIAL HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.

AMENDED AND RESTATED EXCLUSIVE LICENSE AGREEMENT

This Agreement is made and entered into as of the 2nd day of August, 2011 (“EFFECTIVE DATE”), by and between the UNIVERSITY OF PITTSBURGH - OF THE COMMONWEALTH SYSTEM OF HIGHER EDUCATION, a non-profit corporation organized and existing under the laws of the Commonwealth of Pennsylvania, with an office at 200 Gardner Steel Conference Center, Thackeray and O’Hara Streets, Pittsburgh, Pennsylvania 15260 (“UNIVERSITY”), and EXAGEN DIAGNOSTICS, INC., a corporation organized and existing under the laws of Delaware, having an office at 801 University Blvd. SE Suite 103 Albuquerque, NM 87106 (“LICENSEE”).

WHEREAS, UNIVERSITY is the owner by assignment from the inventors of certain PATENT RIGHTS, entitled “Diagnosis and Monitoring of Systemic Lupus Erythematosus,” developed by Drs. Susan Manzi and Joseph Ahearn of the UNIVERSITY faculty, consisting of certain patents and patent applications, and the UNIVERSITY has the right to grant licenses under such PATENT RIGHTS;

WHEREAS, UNIVERSITY desires to have the PATENT RIGHTS utilized in the public interest;

WHEREAS, LICENSEE has represented to UNIVERSITY, to induce UNIVERSITY to enter into this Agreement, that LICENSEE is experienced in the development, production, manufacture, marketing and sale of products and/or the use of similar products to the LICENSED TECHNOLOGY and that LICENSEE shall commit itself to a thorough, vigorous and diligent program of exploiting the PATENT RIGHTS so that public utilization results therefrom;

WHEREAS, UNIVERSITY and CYPRESS BIOSCIENCE, INC., as successor in interest to CELLATOPE CORPORATION (formerly STAGEMARK, INC.), entered into an Exclusive License Agreement dated as of October 11, 2005, as amended by a First Amendment to Exclusive License Agreement dated May 25, 2006, a Second Amendment to Exclusive License Agreement on February 21, 2007, a Third Amendment to Exclusive License Agreement on February 23, 2009, and a Fourth Amendment to Exclusive License Agreement on September 21, 2010;

WHEREAS, CYPRESS BIOSCIENCE, INC. assigned the Exclusive License Agreement, as amended, to EXAGEN DIAGNOSTICS, INC., by an Assignment and Assumption Agreement dated October 16, 2010; and

WHEREAS, LICENSEE desires to amend and restate in its entirety the Exclusive License Agreement, as amended, and to obtain a license under the PATENT RIGHTS upon the terms and conditions hereinafter set forth.

NOW, THEREFORE, in consideration of the premises and the mutual covenants contained herein, the parties hereto, intending to be legally bound, agree as follows:

ARTICLE I - DEFINITIONS

For purposes of this Agreement, the following words and phrases shall have the following meanings:

1.1	“AFFILIATE” shall mean, with respect to the UNIVERSITY, any clinical or research entity that is operated or managed as a facility under the UPMC Health System, whether or not owned by UNIVERSITY.

1.2	“COMMERCIALLY REASONABLE BEST EFFORTS” shall mean, with respect to the research, development and commercialization of any product, compound or process, the level of efforts and resources used by [***]

1.3	“LICENSEE” shall mean Exagen Diagnostics, Inc. and all entities at least fifty percent (50%) owned or controlled by Exagen Diagnostics, Inc.

1.4	“LICENSED TECHNOLOGY” shall mean any product or part thereof or service which is:

(a)	Covered in whole or in part by an issued, unexpired or pending claim contained in the PATENT RIGHTS in the country in which any such product or part thereof is made, used or sold or in which any such service is used or sold; and

***	Certain information on this page has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

(b)	Manufactured by using a process or is employed to practice a process which is covered in whole or in part by an issued, unexpired claim or a pending claim contained in the PATENT RIGHTS in the country in which any such process in the SLE FIELD is used or in which such product or part thereof or service is used or sold.

1.5	“NON-COMMERCIAL EDUCATION AND RESEARCH PURPOSES” shall mean use of PATENT RIGHTS (including distribution of biological materials covered by the PATENT RIGHTS) for academic research or other not-for-profit scholarly purposes which are undertaken at a nonprofit or governmental institution that does not use the PATENT RIGHTS in the production or manufacture of products for sale or the performance of services for a fee.

1.6	“NON-ROYALTY SUBLICENSE INCOME” shall mean [***] pursuant to any sublicense granted pursuant to Section 2.3 hereunder, provided however, that NON ROYALTY SUBLICENSE INCOME does not include any [***].

1.7	“PATENT RIGHTS” shall mean UNIVERSITY intellectual property described below and assigned to the UNIVERSITY:

(a)	The United States and foreign patents and/or patent applications listed in Exhibit A;

(b)	United States and foreign patents issued from the applications listed in Exhibit A and from divisionals and continuations and continuations in part of these applications; and

***	Certain information on this page has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

(c)	Claims of U.S. and foreign continuation in part and divisional applications, and of the resulting patents, which are directed to subject matter specifically described in the U.S. and foreign applications listed in Exhibit A.

For the avoidance of doubt, PATENT RIGHTS specifically excludes the patents and/or patent applications listed in Exhibit B and any U.S. and foreign patents issued therefrom and any divisionals, continuations, and continuations in part of these applications.

1.8	“NET SALES” shall mean gross invoice price actually charged by LICENSEE or its Sublicensee to third parties for LICENSED TECHNOLOGY and services or testing using the LICENSED TECHNOLOGY and services, less the following deductions where they are factually applicable and are not already reflected in the gross invoice price:

(a)	Actual cost of freight, shipping and insurance charges or freight absorption, separately stated in such invoice;

(b)	Actual trade, quantity or cash discounts actually allowed, to include discounts to managed care organizations, so long as such discounts: (i) are in amounts customary in the trade, and (ii) do not violate federal state laws or regulations;

(c)	Actual credits and allowances granted for product returns, rejection for damages and recalls;

(d)	Rebates paid or credited to managed care organizations and governmental agencies with respect to Medicaid, Medicare or similar state and federal government programs; and

(e)	Sales taxes, tariff duties and/or use taxes actually paid and separately stated on each invoice.

1.9	“SLE FIELD” shall mean any and all applications of the Patent Rights in Systemic Lupus Erythematosus.

1.10	“TERRITORY” shall mean worldwide.

ARTICLE 2 – GRANT

2.1	Subject to the terms and conditions of this Agreement, UNIVERSITY hereby grants to LICENSEE, to the extent it may lawfully do so, the right and exclusive license in the TERRITORY to make, have made, use, offer for sale, import and sell the LICENSED TECHNOLOGY in the SLE FIELD and to practice under the PATENT RIGHTS in the SLE FIELD to the end of the term for which the PATENT RIGHTS are granted, unless this Agreement is terminated as provided herein. UNIVERSITY reserves the royalty-free, nonexclusive right to practice under the PATENT RIGHTS for NON-COMMERCIAL EDUCATION AND RESEARCH PURPOSES and to use the LICENSED TECHNOLOGY for NON-COMMERCIAL EDUCATION AND RESEARCH PURPOSES.

2.2	The license granted hereby is subject to the rights of the United States government, if any, as set forth in 35 U.S.C. §200, et seq. Pursuant to this law, the United States government may have acquired a nonexclusive, nontransferable, paid up license to practice or have practiced for or on behalf of the United States the inventions described in the PATENT RIGHTS throughout the world. Pursuant to 35 U.S.C. §200, el seq. LICENSED TECHNOLOGY produced for sale in the United States shall be substantially manufactured in the United States (unless a waiver under 35 U.S.C. §204 is granted by the appropriate United States government agencies).

2.3	LICENSEE shall have the right to enter into sublicensing arrangements (without the right for further sublicense) for the rights, privileges and licenses granted hereunder. Prior written approval of each sublicensee by UNIVERSITY which approval shall not be unreasonable withheld or delayed, will be required for all sublicensees, except in such cases where the sublicense: (1) has at least one FDA approved medical diagnostic test currently on the market: and (2) has yearly revenues from the commercial sale of diagnostic products in excess of [***] dollars ($[***]). Upon termination of this Agreement, rights of any sublicensee granted by Licensee pursuant to this Section 2.3 shall survive such termination at the written request of such sublicensees provided to UNIVERSITY, provided that the action or inaction of such sublicense was not the cause of such termination.

***	Certain information on this page has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

2.4	LICENSEE agrees that any sublicense granted by it shall provide that the obligations to UNIVERSITY of Articles 2, 7, 8, 9, 10, and 13 of this Agreement shall be binding upon the sublicensee as if it were party to this Agreement. Each sublicense granted by LICENSEE pursuant to this Agreement shall include an audit right by UNIVERSITY of sublicensee of the same scope as provided in Section 5.2 with respect to LICENSEE.

2.5	LICENSEE agrees to forward to UNIVERSITY a copy of any and all sublicense agreements promptly upon execution thereof, but in no event later than thirty (30) days after each such sublicense agreement has been executed by both parties thereto.

2.6	The license granted hereunder shall not be construed to confer any rights upon LICENSEE by implication, estoppel or otherwise as to any technology other than PATENT RIGHTS.

ARTICLE 3 - DUE DILIGENCE

3.1	LICENSEE shall use its [***] to bring the LICENSED TECHNOLOGY to market as soon as practicable, consistent with sound and reasonable business practice and judgment, and to continue active, diligent marketing efforts for the LICENSED TECHNOLOGY throughout the term of this Agreement.

3.2	In addition, LICENSEE shall adhere to each of the following milestones in the SLE FIELD:

(a) Within twelve (12) months from the Effective Date of this Agreement, the sale or offer for sale of at least one (1) test system with clinical utility, diagnosis or monitoring, in Systemic Lupus Erythematosus;

(b) Within twenty four months (24) from the Effective Date of this Agreement, begin clinical trials for monitoring claims; and

(c) Within twenty four months (24) from the Effective Date of this Agreement, seek expansion of use of the Licensed Technology outside the United States.

***	Certain information on this page has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

3.3	LICENSEE’s failure to perform in accordance with Section 3.1 or to fulfill on a timely basis anyone of the milestones set forth in Section 3.2 hereof shall be grounds for UNIVERSITY to terminate this Agreement pursuant to Section 10.2(a); except that for a single time, if a milestone in Section 3.2 has not been completed within the time frame allotted through no fault of LICENSEE and following the best efforts of LICENSEE to meet such milestone, LICENSEE may, on a one-time basis, notify the UNIVERSITY in writing that it desires a single six (6) month extension to meet such milestone and LICENSEE shall be deemed to have fulfilled the milestone requirement if LICENSEE makes a penalty payment of [***] dollars ($[***]) with both notice and penalty payment to be received by the UNIVERSITY within ten days of the applicable milestone achievement date. In such case the LICENSEE and UNIVERSITY shall negotiate a new time for attainment of such missed milestone (not to exceed six months) and subsequent timeframes relying upon the meeting of previous milestones may also be adjusted. If LICENSEE fails to meet any revised milestone including first missed milestone, UNIVERSITY may terminate the License and upon termination all rights and interest to the PATENT RIGHTS and any other rights granted by UNIVERSITY shall revert to UNIVERSITY.

ARTICLE 4 - LICENSE CONSIDERATION

4.1	In consideration of the rights, privileges and license granted by UNIVERSITY hereunder, LICENSEE shall pay royalties and other monetary consideration as follows:;

(a)	Annual maintenance fees, non-refundable and non-creditable against royalties, until the first NET SALES occur as follows:

(i)	[***] Dollars ($[***]) on the first and second anniversary of the EFFECTIVE DATE of this Agreement; and

(ii)	[***] Dollars ($[***]) on the third anniversary of the EFFECTIVE DATE of this Agreement and annually thereafter until the first NET SALES.

Upon the first NET SALES, no further maintenance fees shall be due hereunder.

***	Certain information on this page has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

(b)	Royalties in an amount equal to [***] Percent ([***]%) of NET SALES of the LICENSED TECHNOLOGY per calendar quarter and royalties in an amount equal to [***] Percent ([***]%) of sublicensee NET SALES per calendar quarter;

(c)	Beginning with the first NET SALES, a minimum royalty in the following amounts, if such minimum royalty is greater than the aggregate annual royalty computed in accordance with Section 4.1(b) above:

(i)	[***] Dollars ($[***]) per calendar year for the first calendar year of the first NET SALES;

(ii)	[***] Dollars ($[***]) per calendar year for the second calendar year of the first NET SALES; and

(iii)	[***] Dollars ($[***]) in each subsequent calendar year during the term of this Agreement.

(d)	Milestone payments shall be paid by LICENSEE to UNIVERSITY as follows:

(i)	Two Hundred Thousand Dollars ($200,000) payable within [***] days following [***] NET SALES in a calendar year.

(e)	A share of NON-ROYALTY SUBLICENSE INCOME of [***] Percent ([***]%).

4.2	In the event that it should prove necessary for LICENSEE to license intellectual property rights owned by a third party in order to practice the LICENSED TECHNOLOGY in the SLE FIELD in order to avoid infringing the patent or other intellectual property rights of such third party, then LICENSEE shall be entitled to a credit of such third party royalties against royalties due to UNIVERSITY under Section 4.1(b), and Section 4.1(c), provided that (i) in no event shall the royalty rate applicable to NET SALES in the SLE FIELD be less than [***] percent ([***]%) and (ii) in no event shall the royalty rate applicable to NET SALES in the SLE FIELD from a sub-Licensee be less than [***] percent ([***]%).

4.3

All payments pursuant to this Agreement may be made by check or by wire transfer (along with applicable wire transfer fees) in United States dollars without deduction or exchange, collection or other charges and directed to the address or , in the case of wire

***	Certain information on this page has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

transfer, to the bank, set forth in Article II. Annual maintenance payments pursuant to Section 4.1(a) hereof shall be paid on the anniversary of the EFFECTIVE DATE of the calendar year in which they are due. Royalty payments pursuant to Section 4.1 (b) hereof shall be due within thirty (30) days after each March 31, June 30, September 30 and December 31. The minimum annual royalty for any calendar year pursuant to Section 4.1(c) shall be paid by January 30 of the subsequent calendar year. NONROYALTYSUBLICENSE INCOME payments pursuant to Section 4.1(e) hereof shall be paid within thirty (30) days after receipt of payment by LICENSEE from sublicense. Payments under Section 4.1(b) are payable on a country by country basis only in those countries in which there are PATENT RIGHTS with respect to the applicable LICENSED TECHNOLOGY.

4.4	Taxes imposed by any foreign or United States governmental agency on any payments to be made to the UNIVERSITY by LICENSEE hereunder shall be paid by LICENSEE without deduction from any payment due to the UNIVERSITY hereunder.

4.5	Payments pursuant to this Agreement, including those specified in Section 6.2, which are overdue shall bear interest calculated from the due date until payment is received at the rate of five percent (5%) per annum, or the prime rate (as quoted by The Wall Street Journal) plus two percent (2%), whichever is higher. Payment of such interest by LICENSEE shall not negate or waive the right of UNIVERSITY to seek any other remedy, legal or equitable, to which it may be entitled because of the delinquency of any payment, including, but not limited to, termination of this Agreement as set forth in Article 10.

4.6	LICENSEE shall sell products and/or processes resulting from LICENSED TECHNOLOGY to UNIVERSITY and its AFFILIATES upon request at such price(s) and on such terms and conditions as such products and/or processes are made available to LICENSEE’S most favored customer.

ARTICLE 5 - REPORTS

5.1	Within sixty (60) days after each March 31, June 30, September 30 and December 31 of each year during the term of this Agreement beginning in the year of the first commercial sale of LICENSED TECHNOLOGY, LICENSEE shall deliver to UNIVERSITY true, accurate and detailed reports of :

(a)	Number of product and service NET SALES, each stated separately, for LICENSEE and all sublicensees;

(b)	Total billings and receivables for all such products and services;

(c)	Deductions set forth in Section 1.8, each stated separately;

(d)	Total royalties due;

(e)	Name and addresses of sublicensees; and

(f)	Total NON-ROYALTY SUBLICENSE INCOME received during such calendar quarter and total amount of payment due pursuant to Section 4.1(e).

5.2	LICENSEE shall keep full, true and accurate books of account, in accordance with generally accepted accounting principles, containing all information that may be necessary for the purpose of showing the amounts payable to UNIVERSITY hereunder. Such books of account shall be kept at LICENSEE’s principal place of business. Such books and the supporting data related thereto shall be made available at reasonable times for no more than once a calendar year for [***] years following the end of the calendar year to which they pertain to the inspection of UNIVERSITY or its agents for the purpose of verifying LICENSEE’S royalty statement or compliance in other respects with this Agreement. The fees and expenses of UNIVERSITY’S representatives shall be borne by UNIVERSITY; however, if an error of more than the greater of [***] percent ([***]%) of the total payments or the cost of such an audit due or owing for any year is discovered, then LICENSEE shall bear the fees and expenses of UNIVERSITY’S representatives.

5.3

No later than ninety (90) days after December 31 of each calendar year during the term of this Agreement, LICENSEE shall provide to UNIVERSITY a written annual progress report, describing LICENSEE’S progress on market introduction and milestones relating

***	Certain information on this page has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

to the LICENSED TECHNOLOGY during the preceding twelve month period ending December 31.

ARTICLE 6 -PATENT PROSECUTION

6.1	UNIVERSITY has or shall apply for and seek prompt issuance of and maintain during the term of this Agreement the PATENT RIGHTS in the United States and in such foreign countries as may be designated by LICENSEE in a written notice to UNIVERSITY within a reasonable time in advance of the required foreign filing dates. LICENSEE shall have the opportunity to advise and cooperate with UNIVERSITY in the prosecution, filing and maintenance of such patents. If UNIVERSITY decides to abandon the preparation, filing, prosecution or maintenance of any patent or patent application covered by the PATENT RIGHTS, then UNIVERSITY shall provide written notice to LICENSEE, and LICENSEE shall have the right at its sole expense to assume control of the preparation, filing, prosecution and maintenance of such patent application or patent. If LICENSEE no longer wishes to support the prosecution or maintenance of any patent or patent application covered by the PATENT RIGHTS, then LICENSEE shall provide written notice to UNIVERSITY, and LICENSEE shall not be responsible for such corresponding patent expenses that are incurred subsequent to the date of receipt by UNIVERSITY of such written notice by LICENSEE; such returned patent or patent application shall be excluded from the PATENT RIGHTS. LICENSEE shall notify UNIVERSITY immediately if, at any time during the term of this Agreement, LICENSEE or any of its sublicensees does not qualify as a “Small Entity” as provided by the United States Patent and Trademark Office.

6.2	All fees and costs including attorneys’ fees relating to the filing, prosecution and maintenance of the PATENT RIGHTS whether incurred prior to or after the EFFECTIVE DATE of this Agreement shall be the responsibility of LICENSEE. LICENSEE shall not be required to reimburse the UNIVERSITY for any fees under this section that have been paid to the UNIVERSITY by prior licensees or any other third party. Fees and costs shall be paid by LICENSEE within thirty (30) days after receipt of UNIVERSITY’S invoice therefore. Payments pursuant to this Section 6.2 are not creditable against royalties.

6.3	LICENSEE shall own any new patent application, and any patent that issues therefrom, or new technology in the SLE FIELD developed independently of the UNIVERSITY and UNIVERSITY employees and shall not owe the UNIVERSITY any fee or royalty under section 4 relating to such a new patent application, and any patent that issues therefrom, or new technology.

ARTICLE 7 -INFRINGEMENT ACTIONS

7.1	LICENSEE shall inform UNIVERSITY promptly in writing of any alleged infringement of the PATENT RIGHTS by a third party and of any available evidence thereof.

7.2	During the term of this Agreement, LICENSEE shall have the right, but shall not be obligated, to prosecute at its own expense all infringements of the PATENT RIGHTS in the Field if LICENSEE has notified UNIVERSITY in writing of its intent to prosecute. In furtherance of such right, UNIVERSITY hereby agrees that LICENSEE may include UNIVERSITY as a party plaintiff in any such suit, without expense to UNIVERSITY. [***]

7.3	If within six (6) months after having been notified of any alleged infringement, LICENSEE shall have been unsuccessful in persuading the alleged infringer to desist and shall not have brought and shall not be diligently prosecuting an infringement action, or if LICENSEE shall notify UNIVERSITY at any time prior thereto of its intention not to bring suit against any alleged infringer, then, and in those events only, UNIVERSITY shall have the right, but shall not be obligated, to prosecute at its own expense any infringement of the PATENT RIGHTS, and UNIVERSITY may, for such purposes, use the name of LICENSEE as party plaintiff. [***]

***	Certain information on this page has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

[***]

7.4	In the event that a declaratory judgment action alleging invalidity or infringement of any of the PATENT RIGHTS shall be brought against UNIVERSITY, LICENSEE, at its option, shall have the right, within thirty (30) days after commencement of such action, to intervene and take over the sole defense of the action at its own expense.

7.5	In any infringement suit either party may institute to enforce the PATENT RIGHTS pursuant to this Agreement, the other party shall, at the request and expense of the party initiating such suit, cooperate in all respects and, to the extent possible, have its employees testify when requested and make available relevant records, papers, information, samples, specimens, and the like.

ARTICLE 8 -INDEMNIFICATION/INSURANCE/LIMITATION OF LIABILITY

8.1	LICENSEE shall at all times during the term of this Agreement and thereafter indemnify, defend and hold UNIVERSITY, its trustees, officers, faculty member, employees and Affiliates (“INDEMNIFIED PARTIES”) harmless against all claims and expenses, including legal expenses and reasonable attorneys’ fees, arising out of the death of or injury to any person or persons or out of any damage to property or the environment, and against any other claim, proceeding, demand, expense and liability of any kind whatsoever resulting from: (i) the production, manufacture, sale, use, lease, consumption or advertisement of the LICENSED TECHNOLOGY by Licensee to its sublicensees, (ii) the practice by LICENSEE or any Affiliate or sublicensee of the PATENT RIGHTS; or (iii) arising from or relating to this License Agreement. LICENSEE shall provide this defense and indemnity whether or not any INDEMNIFIED PARTIES, either jointly or severally, is named as a party defendant and whether or not any INDEMNIFIED PARTIES is alleged to be negligent or otherwise responsible for any injuries to person or property. The obligation of LICENSEE to defend and indemnify as set forth herein shall survive termination of this Agreement and shall not be limited by any other limitation of liability elsewhere in this Agreement.

***	Certain information on this page has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

8.2	LICENSEE shall obtain and carry in full force and effect liability insurance which shall protect LICENSEE and UNIVERSITY in regard to events covered by Section 8.1 above, as provided below:

	COVERAGE	LIMITS

(a)	Commercial General Liability, including, but not limited to, Products, Contractual, Fire, Legal and Personal Injury	$1,000,000 Combined Single Limits for Bodily Injury and Property Damage

(b)	Products Liability	$5,000,000

The UNIVERSITY of Pittsburgh is to be named as an additional insured with respect to insurance policies identified in Sections 8.2(a) and 8.2Cb) above. Certificates of insurance evidencing the coverage required above shall be filed with the UNIVERSITY’S Office of Technology Management, 200 Gardner Steel Conference Center, Pittsburgh, PA 15260, no later than fifteen (15) days after execution of this Agreement and annually thereafter. Such certificates shall provide that the insurer will give the UNIVERSITY not less than thirty (30) days advance written notice of any material changes in or cancellation of coverage.

8.3

UNIVERSITY, AND ITS AGENTS AND/OR EMPLOYEES, MAKE NO REPRESENTATIONS AND EXTENDS NO WARRANTIES OF ANY KIND, EITHER EXPRESS OR IMPLIED, INCLUDING BUT NOT LIMITED TO WARRANTIES OF MERCHANTABILITY, FITNESS FOR A PARTICULAR PURPOSE, AND VALIDITY OF PATENT RIGHTS CLAIMS, ISSUED OR PENDING. NOTHING IN THIS AGREEMENT SHALL BE CONSTRUED AS A REPRESENTATION OR WARRANTY THAT THE PRACTICE BY LICENSEE OF THE LICENSE GRANTED HEREUNDER SHALL NOT INFRINGE THE PATENT RIGHTS OF ANY THIRD PARTY. UNIVERSITY ADDITIONALLY DISCLAIMS ALL OBLIGATIONS AND LIABILITIES ON THE PART OF UNIVERSITY, ITS AGENTS AND/OR EMPLOYEES, FOR DAMAGES, INCLUDING, BUT NOT LIMITED TO, DIRECT,

INDIRECT, SPECIAL AND CONSEQUENTIAL DAMAGES, ATTORNEYS’ AND EXPERTS’ FEES, AND COURT COSTS (EVEN IF UNIVERSITY HAS BEEN ADVISED OF THE POSSIBILITY OF SUCH DAMAGES, FEES OR COSTS), ARISING OUT OF OR IN CONNECTION WITH THIS AGREEMENT, INCLUDING THE MANUFACTURE, USE OR SALE OF THE PRODUCT(S) AND SERVICE(S) LICENSED UNDER THIS AGREEMENT. LICENSEE ASSUMES ALL RESPONSIBILITY AND LIABILITY FOR LOSS OR DAMAGE CAUSED BY A PRODUCT OR SERVICE THAT IS MANUFACTURED, USED OR SOLD BY LICENSEE (INCLUDING SUBLICENSEE SALES) WHICH IS LICENSED TECHNOLOGY HEREUNDER.

ARTICLE 9 - ASSIGNMENT

Except as expressly provided hereunder, this Agreement is not assignable without the prior written consent of UNIVERSITY which consent shall not be unreasonably withheld, and any attempt to do so shall be null and void, provided that LICENSEE may assign this Agreement and its rights and obligations thereunder, without the UNIVERSITY’S prior written consent in connection with the transfer or sale of all or substantially all of the LICENSEE’S business relating to the PATENT RIGHTS and LICENSED TECHNOLOGY to a third party, whether by merger, sale of stock, sale of assets or otherwise subject to LICENSEE providing at least 10 business days written notification to UNIVERSITY and further subject to the assignee agreeing writing to be bound to all the terms and conditions of this License. The rights and obligations of the parties under this Agreement shall be binding upon and inure to the benefit of the successors and permitted assigns of the parties. Any assignment not in accordance with this Article 9 shall be null and void.

ARTICLE 10 - TERMINATION

10.1	This Agreement shall terminate upon the expiration of the last surviving claim of the PATENT RIGHTS.

10.2	UNIVERSITY shall have the right to terminate this Agreement if:

(a)	LICENSEE shall default in the performance of any of the obligations herein contained and such default has not been cured within [***] days after receiving written notice thereof from UNIVERSITY; or

(b)	LICENSEE shall cease to carry out its business, become bankrupt or insolvent, apply for or consent to the appointment of a trustee, receiver or liquidator of its assets or seek relief under any law for the aid of debtors.

10.3	LICENSEE may terminate this Agreement upon six (6) months prior written notice to UNIVERSITY and payment of all amounts due UNIVERSITY through the effective date of termination, including patent cost reimbursement pursuant to Article 6 hereof.

10.4	Upon termination of this Agreement, neither party shall be released from any obligation that matured prior to the effective date of such termination. LICENSEE and any sublicensee may, however, after the effective date of such termination, sell all products under the LICENSED TECHNOLOGY which LICENSEE produced prior to the effective date of such termination, provided that LICENSEE shall pay to UNIVERSITY the royalties thereon as required by Article 4 hereof and submit the reports required by Article 5 hereof.

ARTICLE 11 - NOTICES

11.1	Any notice or communication pursuant to this Agreement shall be sufficiently made or given if sent by certified or registered mail, postage prepaid, or by overnight courier, with proof of delivery by receipt, addressed to the address below or as either party shall designate by written notice to the other party.

In the case of UNIVERSITY:

Director

Office of Technology Management

University of Pittsburgh

200 Gardner Steel Conference Center

Thackeray & O’Hara Streets

Pittsburgh, PA 15260

***	Certain information on this page has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

In the case of LICENSEE:

Exagen Diagnostics, Inc.

801 University Blvd SE

Suite 103

Albuquerque, NM 87106

Attn: President

11.2	Any payments to UNIVERSITY hereunder by wire transfer shall be directed as follows:

Bank: Mellon Bank, NA, Pittsburgh, PA

ABA Routing No.: 043000261-UNIVERSITY of Pittsburgh

Account No.: 0015510

Mellon SWIFT Code: MELNUS3P (international transfers)

Reference Code: Office of Technology Management

ARTICLE 12 - AMENDMENT, MODIFICATION

12.1	This Agreement may not be amended or modified except by the execution of a written instrument signed by the parties hereto.

ARTICLE 13 - MISCELLANEOUS

13.1	This Agreement shall be construed and interpreted in accordance with the laws of the Commonwealth of Pennsylvania. The forum for any action relating to this Agreement, including those brought against individuals, such as University employees or agents, shall be the Courts of Allegheny County, Pennsylvania, or, if in a federal proceeding, the United States District Court for the Western District of Pennsylvania.

13.2	The parties acknowledge that this Agreement sets forth the entire understanding and intentions of the parties hereto as to the subject matter hereof and supersedes all previous representations, negotiations, or understandings between the parties and/or its employees or agents, whether written or oral, regarding the subject matter of this Agreement.

13.3

Nothing contained in this Agreement shall be construed as conferring upon either party any right to use in advertising, publicity or other promotional activities any name, trade name, trademark, or other designation of the other party, including any contraction, abbreviation, or simulation of any of the foregoing. Without the express written approval of the other party, neither party shall use any designation of the other party in any promotional activity associated with this Agreement or the LICENSED TECHNOLOGY. Neither party shall issue any press release or make any public statement in regard to this Agreement without the prior written approval of the other party, except LICENSEE may make such disclosures as are necessary or appropriate to comply with its obligations under applicable laws, rules and regulations of the Securities and Exchange Commission and securities exchange upon which LICENSEE’S securities are listed.

13.4	If one or more of the provisions of this Agreement shall be held invalid, illegal or unenforceable, the remaining provisions shall not in any way be affected or impaired thereby. In the event any provision is held illegal or unenforceable, the parties shall use reasonable efforts to substitute a valid, legal and enforceable provision which, insofar as is practical, implements purposes of the provision held invalid, illegal or unenforceable.

13.5	Failure at any time to require performance of any of the provisions herein shall not waive or diminish a party’s right thereafter to demand compliance therewith or with any other provision. Waiver of any default shall not waive any other default. A party shall not be deemed to have waived any rights hereunder unless such waiver is in writing and signed by a duly authorized officer of the party making such waiver.

13.6	LICENSEE acknowledges that UNIVERSITY is free to publish the results of the research activities of its faculty, staff and students, even though such publication may involve the PATENT RIGHTS or LICENSED TECHNOLOGY. UNIVERSITY agrees to submit to LICENSEE any proposed publication or presentation regarding the subject matter specifically described in the PATENT RIGHTS for prior review by LICENSEE at least [***] days before its submittal for publication or its presentation. LICENSEE may, within [***] days after receipt of such proposed publication, request that such proposed publication be delayed not more than [***] days in order to allow for protection of intellectual property rights.

13.7

The term “Confidential Information” shall mean any and all proprietary or confidential information of UNIVERSITY or LICENSEE which may be exchanged between parties at any time and from time to time during the term of this Agreement. Information shall not be considered confidential to the extent that either party can establish by competent proof

***	Certain information on this page has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

that it: (i) is publically disclosed through no fault of any party hereto, either before or after it becomes known to the receiving party; (ii) was known to the receiving party prior to the date of this Agreement, which knowledge was acquired independently and not from another party hereto (or such party’s employees); (iii) is subsequently disclosed to the receiving party in good faith by a third party who has a right to make such disclosure; or (iv) has been published by a third party as a matter of right. The parties agree that during the term of this Agreement, and for a period of [***] years after this Agreement terminates, a party receiving Confidential Information of the other party will (a) maintain in confidence such Confidential Information; (b) not disclose such Confidential Information to any third party and (c) not use such confidential Information for any purpose except those permitted in this Agreement. Notwithstanding the foregoing, if a party is required by law, regulation or court order to disclose Confidential Information of the other party, the party required to make such disclosure shall limit the same to the minimum required to make such disclosure shall limit the same to the minimum required to comply with the law or court order, and shall use reasonable efforts to attempt to seek confidential treatment for that disclosure, and prior to making such disclosure that party shall notify the other party shall notify the other party, not later than ten (10) days (or shorter period of time as may be practicable under the circumstances) before the disclosure in order to allow that other party to comment and/or to obtain protective or other order, including extensions of time and the like, with respect to such disclosure. In addition, a party may disclose Confidential Information to the other party to employees, to sublicensees and potential sublicensees (in the case of LICENSEE), or to other third parties in connection with due diligence or similar investigations by third parties or potential third party investors in confidential financing document, provided, in each case, that any such employee, consultant, agent, sublicense, potential sublicense or other third party agrees in writing to be bound by terms of confidentiality and non-use at least as stringent as those set forth in this Section 13.7.

13.8	The parties acknowledge that they consulted, or had the opportunity to investigate and/or consult with their legal counsel and/or other advisors with respect to the PATENT RIGHTS, LICENSED TECHNOLOGY, and the terms of this Agreement.

***	Certain information on this page has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

13.9	The parties agree that this Agreement constitutes an arm’s length business transaction and does not create a fiduciary relationship.

13.10	LICENSEE agrees that with respect to the performance of this Agreement or the practice of the rights granted by the UNIVERSITY hereunder, it shall comply with any and all applicable United States export control laws and regulations, as well as any and all embargoes and/or other restrictions imposed by the Treasury Department’s Office of Foreign Asset Controls.

13.11	If LICENSEE challenges the validity or enforceability of UNIVERSITY’S PATENT RIGHTS or UNIVERSITY’S ownership of the PATENT RIGHTS anywhere in the world, the LICENSEE shall continue to pay to UNIVERSITY all royalties and other financial obligations required under this Agreement, to include patent costs and fees. If any such challenge is unsuccessful by LICENSEE, the royalty rates and any non-royalty sublicense income rate set forth in Article 4.1 above shall automatically double in value, to include all royalty minimums and floors; and LICENSEE shall reimburse UNIVERSITY for all fees and costs associated with defending such action, to include attorneys’ and expert fees. The effective date of such increase in royalty rates shall be the date of the first court order declaring any claim of the PATENT RIGHTS as valid or enforceable.

IN WITNESS WHEREOF, the parties have set their hands and seals as of the date set forth on the first page hereof.

UNIVERSITY OF PITTSBURGH - OF THE COMMONWEALTH SYSTEM OF HIGHER EDUCATION

By	/s/ Jerome Cochran
Jerome Cochran
Executive Vice Chancellor

EXAGEN DIAGNOSTICS, INC.

By	/s/ Scott L. Glenn
Scott L. Glenn
President/CEO

EXHIBIT A

PATENT RIGHTS

University Case Number	Patent Title	Country	Application Number	Filing Date	Patent Number	Issue Date	Status
[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]

***	Certain information on this page has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

EXHIBIT B

EXCLUDED PATENT RIGHTS

University Case Number	Patent Title	Country	Application Number	Filing Date	Patent Number	Issue Date	Status
[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]

***	Certain information on this page has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.